The Sentinel Funds

Supplement dated September 15, 2014

to the Growth Leaders Fund Summary Prospectus dated July 1, 2014

Notice of Proxy Campaign-Reorganization of the Sentinel Growth Leaders Fund into the Sentinel Common Stock Fund

The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved the reorganization (the “Reorganization”) of the Sentinel Growth Leaders Fund (the “Growth Leaders Fund”), a series of the Corporation, into the Sentinel Common Stock Fund (the “Common Stock Fund”), also a series of the Corporation, subject to approval by shareholders of the Growth Leaders Fund at a special meeting to be held on November 14, 2014 (the “Meeting”).  If the required approval is obtained, it is anticipated that the Reorganization will occur on November 21, 2014, or as soon as possible thereafter (the “Closing Date”), provided that all other conditions to completing the Reorganization have been satisfied.  Additional details about the proposed Reorganization, the Meeting and the Common Stock Fund are contained in a combined prospectus/joint proxy statement that was mailed on or about September 12, 2014 to shareholders of record of the Growth Leaders Fund on August 15, 2014 (the “Record Date”).

The Growth Leaders Fund will continue sales and redemptions of shares as described in its prospectus until the Closing Date.  However, holders of shares of the Growth Leaders Fund purchased after the Record Date will not be entitled to vote those shares at the Meeting.